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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                  State of Corporate
Name                                                                 Incorporation                       % Owned
----                                                              ------------------                      -------
Advanced Medical Imaging Center, Inc.                                  Delaware                           100.00%
Affiliated Medical Imaging Network, Inc.                               California                         100.00%
AH Imaging Center, Inc.                                                Delaware                           100.00%
Community Radiology of Virginia Inc.                                   Virginia                           100.00%
Computerized Medical Imaging Center Inc.                               Delaware                            56.90%
DI Imaging Center Inc.                                                 Delaware                           100.00%
FCA of Van Nuys, Inc.                                                  Delaware                           100.00%
Future Care Affiliates, Inc.                                           Delaware                           100.00%
Heights Imaging Center Inc.                                            Delaware                           100.00%
Kaley Imaging, Inc.                                                    Florida                            100.00%
LB Imaging Center, Inc.                                                Delaware                           100.00%
Medical Marketing Development, Inc.                                    New York                           100.00%
Medical Imaging Centers of America, Inc.                               California                         100.00%
Medical Imaging Equipment Leasing, Inc.                                Florida                            100.00%
MediTek-Broward, Inc.                                                  Florida                            100.00%
MediTek-Chatham Industries, Inc.                                       Florida                            100.00%
MediTek-HE, Inc.                                                       Florida                            100.00%
MediTek-Newark, Inc.                                                   Florida                            100.00%
MediTek-Palm Beach Gardens, Inc.                                       Florida                            100.00%
MediTek-Palms, Inc.                                                    Florida                            100.00%
MediTek-Premier North, Inc.                                            Florida                            100.00%
MediTek-Premier, Inc.                                                  Florida                            100.00%
MediTek-Sun Coast, Inc.                                                Florida                            100.00%
MediTek Health Care Management, Inc.                                   Florida                            100.00%
MediTek Health Corporation                                             Florida                            100.00%
MediTek Industries, Inc.                                               Florida                            100.00%
MICA FLO I, Inc.                                                       California                         100.00%
MICA Imaging, Inc.                                                     Illinois                           100.00%
MICA OR I, Inc.                                                        California                         100.00%
MICA Pacific, Inc.                                                     California                         100.00%
Modesto Imaging Center Inc.                                            Delaware                           100.00%
Owner Diagnostics, Inc.                                                California                          67.53%
San Francisco Magnetic Resonance Center, Inc.                          Delaware                           100.00%
Santa Fe Imaging Center Inc.                                           Delaware                           100.00%
South Coast Radiologists, A Corporation                                Oregon                             100.00%
USD Dayton Inc.                                                        Delaware                           100.00%
MICA CAL III, Inc.                                                     California                         100.00%
MICA CAL IV, Inc.                                                      California                         100.00%
MICA CAL I, Inc.                                                       California                         100.00%
MediTek-Wellington Corp.                                               Florida                            100.00%
MICA CAL VII, Inc.                                                     California                         100.00%

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                                                                  State of Corporate
Name                                                                 Incorporation                       % Owned
----                                                              ------------------                      -------
MediTek-Winter Park, Inc.                                              Florida                            100.00%
Orange Park Diagnostic Center, Inc.                                    Delaware                           100.00%
Fremont Imaging Center, Inc. (f/k/a FCA Management, Inc.)              Delaware                           100.00%
USDL Pittsburgh, Inc.                                                  Delaware                           100.00%
Westlake Diagnostic Center, Inc.                                       California                         100.00%
Bridgeton MRI Center, Inc.                                             Missouri                           100.00%
Kirkwood MRI Center, Inc.                                              Missouri                           100.00%
Las Vegas Diagnostic Center, Inc.                                      Delaware                           100.00%
Southern Diagnostics, Inc.                                             Louisiana                           80.00%
Vermilion Valley Ventures, Inc.                                        Louisiana                           80.00%
USD Carrollwood, Inc.                                                  Delaware                           100.00%
USD Payment Corporation, Inc.                                          Florida                            100.00%

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